Subsequent Event	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Event

(14) Subsequent Event

In February 2022, the Company’s board of directors approved and declared a quarterly preferred cash dividend on its issued and outstanding preferred shares, payable on March 15, 2022, to holders of record as of March 4, 2022. The dividend declared on Series A Preferred Shares and Series B Preferred Shares were $0.44 and $0.39 per depositary share (rounded to the nearest whole cent), respectively, for a total aggregate amount of $2,625 and $2,344, respectively.

In February 2022, the Company’s board of directors approved and declared a cash dividend of $0.25 per share on its issued and outstanding common shares, payable on March 15, 2022, to holders of record as of March 4, 2022.